EXHIBIT 4.1

                       INCORPORATED UNDER THE LAWS OF THE
                                 STATE OF NEVADA

[stock certificate           ELECTRONIC GAME CARD, INC.       [number of shares]
      number]
          100,000,000 AUTHORIZED SHARES   $0.001 PAR VALUE NON-ASSESSABLE


THE CERTIFIES THAT  ____________________________________________________

IS THE RECORD HOLDER OF ________________________________________________

Shares of ELECTRONIC GAME CARD, INC. Common Stock transferable on the books of the Corporation in person or by the duly authorized attorney, upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and the Registrar.

         WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:


______________________             [corporate            _______________________
Secretary                          seal]                 President

[Reverse Side of Certificate]

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - tenants in common                    UNIF GIFT MIN ACT - custodian
TEN ENT - as tenants by the entireties         (Cust)            (Minor)
JT TEN  - as joint tenants with right of       under Uniform Gift to Minors
survivorship and not as tenants in common      Act ____________________________
                                                            (State)

      Additional abbreviation may also be used though no in the above list.

For Value Received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OR ASSIGNEE
[box to insert requested number]


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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________________________________________________________________________Shares
of the capital stock by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney to
transfer the said stock on the books of the named Corporation with full power of substitution in the premises.

Dated______________________________


NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.